AMENDED AND RESTATED
                                   SCHEDULE G
                                       TO
                       THE ADVISORS' INNER CIRCLE FUND II
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007

                            KOPERNIK FAMILY OF FUNDS

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                                        CLASS A SHARES          CLASS I SHARES
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Kopernik Global All-Cap Fund                  X                       X
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Kopernik International Fund                   X                       X
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